1
Exhibit 31.1
I, Jeffrey L. Harmening, certify that:

1.

I have reviewed this Quarterly Report on Form 10-Q of General Mills, Inc.;
2.

Based

on

my

knowledge,

this

report

does

not

contain

any

untrue

statement

of

a

material

fact

or

omit

to

state

a

material

fact
necessary

to make

the statements

made,

in light

of the

circumstances under

which such

statements were

made,

not misleading
with respect to the period covered by this report;
3.

Based

on

my

knowledge,

the

financial

statements,

and

other

financial

information

included

in

this

report,

fairly

present

in

all
material

respects

the

financial

condition,

results

of

operations

and

cash

flows

of

the

registrant

as

of,

and

for,

the

periods
presented in this report;
4.

The registrant’s

other certifying officer

and I are responsible

for establishing and

maintaining disclosure controls

and procedures
(as

defined

in

Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial

reporting

(as

defined

in
Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
(a)

designed such

disclosure controls

and procedures,

or caused

such disclosure

controls and

procedures to

be designed

under
our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its

consolidated

subsidiaries,

is
made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)

designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over

financial

reporting

to

be
designed

under

our

supervision,

to

provide

reasonable

assurance

regarding

the

reliability

of

financial

reporting

and

the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c)

evaluated

the

effectiveness

of

the

registrant’s

disclosure

controls

and

procedures

and

presented

in

this

report

our
conclusions

about the

effectiveness

of the

disclosure

controls and

procedures,

as of

the end

of the

period covered

by this
report based on such evaluation; and
(d)

disclosed

in

this

report

any

change

in

the

registrant’s

internal

control

over

financial

reporting

that

occurred

during

the
registrant’s

most

recent

fiscal

quarter

(the

registrant’s

fourth

fiscal

quarter

in

the

case

of

an

annual

report)

that

has
materially affected, or is reasonably likely to materially affect,

the registrant’s internal control over

financial reporting; and
5.

The

registrant’s

other

certifying

officer

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal

control

over
financial

reporting,

to

the

registrant’s

auditors

and

the

audit

committee

of

the

registrant’s

board

of

directors

(or

persons
performing the equivalent functions):
(a)

all significant

deficiencies

and

material

weaknesses in

the

design

or operation

of internal

control

over

financial reporting
which

are

reasonably

likely

to

adversely

affect

the

registrant’s

ability

to

record,

process,

summarize

and

report

financial
information; and
(b)

any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a

significant

role

in

the
registrant’s internal control

over financial reporting.
Date: December 18, 2024
/s/ Jeffrey L. Harmening

Jeffrey L. Harmening
Chief Executive Officer